UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2007

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)	Identification Number)

129 Marten Street
Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2007, the board of directors of the company made certain changes to the composition of the company’s Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee.  The new composition of the board’s committees is the result of the election of Robert L. Demorest and G. Larry Owens as independent directors of the company, as previously disclosed on the Form 8-K filed with the SEC on August 15, 2007.

Mr. Demorest and Mr. Owens will replace Jerry M. Bauer and Larry B. Hagness as members of the Audit Committee.  Thomas J. Winkel will remain on the Audit Committee as Chairman.

Mr. Owens also will be joining the Compensation Committee, which currently consists of Messrs. Bauer, Hagness, and Winkel, who serves as Chairman of the Compensation Committee.  No current members will retire from such committee.

Mr. Demorest will be joining the Nominating/Corporate Governance Committee, which currently consists of Messrs. Bauer, Winkel, and Hagness, who serves as Chairman of the Nominating/Corporate Governance Committee.  No current members will retire from such committee.

The press release announcing the changes to the company’s committees is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2007, the board of directors of the company amended Article V of the company’s Bylaws to allow for the issuance and transfer of uncertificated shares of the company’s stock, effective immediately.  The previous Article V of the bylaws did not specifically permit the use of uncertificated shares.  The amendments to Article V of the bylaws were adopted because the NASDAQ Stock Market adopted regulations that, among other things, requires all securities listed on the NASDAQ Stock Market to be eligible for listing on the Direct Registration System and the company must be authorized to issue shares of its common stock in uncertificated form to be eligible for transfers through the Direct Registration System.

The entire text of the amended Article V of the bylaws is attached hereto as Exhibit 3.1 to this Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to Bylaws of the Company effective December 18, 2007
99.1	Press release dated December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: December 21, 2007	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amendment to Bylaws of the Company effective December 18, 2007
99.1	Press release dated December 21, 2007